UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2007

Nugget Resources Inc.
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(Exact name of registrant as specified in its charter)

Nevada	333-132648	Pending
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(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

778 Fort Street, Victoria, British Columbia	V8W 1H2
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (250) 385-8444
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7322 Prince Edward Street, Vancouver, B.C., Canada V5X 3P7
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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8 – Corporate Governance and Management

Item 4.01 Changes in Registrant’s Certifying Accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2007	Nugget Resources Inc.

By:	/s/ Peter Sorel
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Peter Sorel, President

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 26th, 2007, James Stafford Chartered Accountants ("James Stafford") resigned as our independent accountants. James Stafford’s audit report on our financial statements for the period from our inception on March 10th, 2005 to September 30, 2005, and for the fiscal year ended September 30, 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements between us and James Stafford relating to the fiscal periods audited or any subsequent interim period through to the date that the firm resigned as our independent accountants.

The Report of Independent Registered Public Accounting Firm that James Stafford issued on the financial statements for the periods from our inception on March 10, 2005 to September 30, 2005 and for the fiscal year ended September 30, 2006 did express an opinion that there was substantial doubt as to our ability to continue as a going concern.

There were no disagreements with James Stafford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and its review of our interim financial statements for the period ended June 30, 2007.

We engaged De Joya Griffith & Company, LLC ("De Joya") as our new independent accountant on November 19th, 2007. We did not consult with De Joya prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.

The decision to change accountants was approved by our Board of Directors.

Exhibits:

16.1   Letter from James Stafford Chartered Accountants, to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nugget Resources Inc.

/s/ Peter Sorel
By:	____________________________
Peter Sorel, President

DATED: November 21, 2007

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